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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of Earliest Event Reported): January 23, 2004


                                DUANE READE INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        001-13843                                        04-3164702
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(Commission File Number)                    (I.R.S. Employer Identification No.)


          440 NINTH AVENUE
         NEW YORK, NEW YORK                                     10001
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(Address of Principal Executive Offices)                      (Zip Code)


                                 (212) 273-5700
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

           Duane Reade Inc. issued the press release attached hereto on January 23, 2004. The first sentence of the first paragraph and the first sentence of the fifth paragraph are filed and incorporated herein by reference.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           a) Financial Statements. Not Applicable

           b) Pro Forma Financial Information. Not Applicable

           c) Exhibits

The following materials are attached as exhibits to this Current Report on Form 8-K


            Exhibit No.                        Exhibit
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              99.1               Press Release, dated January 23, 2004

ITEM 9.    REGULATION FD DISCLOSURE.

The following information, which consists of the remainder of the press release appearing as Exhibit 99.1 not filed and incorporated herein by reference under
Item 5, is furnished pursuant to Item 9, "Regulation FD Disclosure."

           The second sentence of the first paragraph, paragraphs two through four, the second and third sentences of the fifth paragraph and paragraphs six through thirteen are not filed but are furnished pursuant to Regulation FD.

           The attached Exhibit 99.1 is also furnished in its entirety pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2004
                                         DUANE READE INC.

                                         By: /s/ John K. Henry
                                             -------------------------------
                                             John K. Henry
                                             Senior Vice President and
                                             Chief Financial Officer





















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
                                  EXHIBIT INDEX

    Exhibit No.                               Description
    -----------                               -----------

       99.1                     Press Release, dated January 23, 2004





















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